SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)                 August 23, 2001
                                                                ----------------



                              U.S. AGGREGATES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



       Delaware                       001-15217              57-0990958
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(State or Other Jurisdiction   (Commission File Number)   (I.R.S. Employer
    of Incorporation)                                    Identification No.)



     400 SOUTH EL CAMINO REAL, SUITE 500, SAN MATEO, CA               94402
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     (Address of Principal Executive Offices)                       (Zip Code)



                                 (650) 685-4880
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.   OTHER EVENTS.

Delay of Date of Special Meeting of Stockholders.
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     By press release dated August 23, 2001,  the Company  announced that it was delaying the date of its Special Meeting of Stockholders until September 20, 2001 to allow for a full review of its preliminary proxy statement by the Securities and Exchange Commission. In connection with the change in the meeting date, the Company also announced that stockholders of record at the close of business on August 24, 2001 will be entitled to notice of and to vote at the meeting and at any continuance or adjournment thereof. A copy of the press release is attached hereto as Exhibit 99.1.


ITEM 7.  EXHIBITS

Exhibit 99.1     Press Release



                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                        U.S. AGGREGATES, INC.


Date:  August 23, 2001                  By:  /s/  Stanford Springel
       ---------------                    --------------------------------
                                           Stanford Springel
                                           Chief Executive Officer

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